Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Line Items]
Subsequent Events

18. Subsequent Events

In August 2021, the Company issued a total of approximately 2,600,000 shares of time-based RSUs granted under the 2021 Plan to directors, officers and members of senior management. The shares vest over time as defined in respective RSU agreements and are subject to each individual’s continuous service through each vesting period.

19. Subsequent Events

In January 2021, the Company received additional loan proceeds of $2.0 million related to the Note Purchase and Security Agreement (see Note 10) with Hudson. In March 2021, the Company repaid its outstanding obligations on this loan in the amount of $37.0 million.

In February 2021, the Company completed a business combination (“Merger”) with INSU Acquisition Corp. II (“INSU”), where the Company merged with the subsidiary INSU, with Metromile surviving the merger as a wholly owned subsidiary of INSU. In connection with the transaction, the Company repaid its outstanding obligations on Paycheck Protection Program Loan and 2019 Loan (see Note 10) in the amount of $5.9 million and $26.5 million respectively.

In February 2021, Metromile Insurance Company entered into a settlement agreement with Horseshoe Re Limited (“Horseshoe”) to commute the reinsurance agreements between the two parties with effective dates beginning May 1, 2017, May 1, 2018, and May 1, 2019. Pursuant to the settlement, Metromile Insurance Company paid approximately $9 million, net, for commutation of the underlying agreements.

In February 2021, the loan to the CEO was repaid in full, including interest using shares of common stock.

In February 2021, a performance-based stock option award with the CEO was amended such that the performance condition was met upon consummation of the Merger.

In June and July 2021, Metromile Insurance Company entered into settlement agreements with Horseshoe Re Limited, Partner Reinsurance Company of the U.S., Topsail Reinsurance SPC Ltd., The Cincinnati Insurance Company and Mapfre Re to commute the reinsurance agreements between the parties with effective dates beginning May 1, 2017, May 1, 2018, May 1, 2019, and May 1, 2020. Commutations were effective April 30, 2021. Pursuant to the settlements, Metromile Insurance Company paid approximately $6.3 million, net, for commutation of the underlying agreements.

During the second quarter of 2021, the Company issued a total of 943,061 shares of performance-based RSUs granted under the 2021 Plan to a director and two members of senior management. The performance-based RSUs have a term of five years, subject to continuous services by the members of senior management to whom the awards have been issued. One third of RSUs that vest are based on a specific number of policies in force achieved by the Company. One third of the RSUs that vest are based on the Company achieving positive operating cash flow for a period of at least one financial quarter. One third of the RSUs vest based on the Company achieving a specific price per share for at least 20 days in a 60-day trading window. Once the performance targets are met, the RSUs that relate to the specific performance target vest immediately.

Insu acquisition corp. II [Member]
Subsequent Events [Line Items]
Subsequent Events

NOTE 12 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

As described in Note 1, the Company completed the Business Combination on February 9, 2021.